UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 30, 2012

SUPERMEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On October 30, 2012, SuperMedia Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2012.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Non-GAAP Measures

The Company’s press release and financial schedules include financial information prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial information.  The non-GAAP financial information includes:

•                  EBITDA, which is earnings before interest, taxes, gains on early extinguishment of debt, reorganization items, depreciation and amortization;

•                  EBITDA margin, which is EBITDA divided by total operating revenue;

•                  adjusted EBITDA;

•                  adjusted EBITDA margin, which is adjusted EBITDA divided by total operating revenue; and

•                  free cash flow, which is cash from operations minus capital expenditures, including software capitalization.

EBITDA is determined by adjusting net income for interest, taxes, gains on early extinguishment of debt, reorganization items, depreciation and amortization.  EBITDA margin is calculated by dividing EBITDA by total operating revenue.  Management believes that EBITDA and EBITDA margin are useful to investors and other users of our financial information in evaluating our operating performance.  EBITDA and EBITDA margin are used internally to evaluate current operating expense efficiency and operating profitability by excluding interest, tax, gains on early extinguishment of debt, reorganization items, depreciation and amortization items. In addition, EBITDA is used internally for incentive compensation purposes.

Adjusted EBITDA and adjusted EBITDA margin are adjusted for the impacts of certain unique costs including severance costs, merger transaction costs, post-employment benefits amortization, impairments and certain other non-recurring costs.  Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total operating revenue. Descriptions of the adjustments made to prepare our adjusted EBITDA and adjusted EBITDA margin are provided in the financial schedules accompanying the press release attached as Exhibit 99.1 to this Current Report.

Management believes the presentations of adjusted EBITDA and adjusted EBITDA margin assist readers in better understanding our results of operations and trends from period to period, consistent with management’s evaluation of the Company’s consolidated results of operations for a variety of internal measures including strategic business planning, capital allocation and incentive compensation.  Management believes that the adjusted EBITDA and adjusted EBITDA margin are more indicative of future operating results than GAAP results of operations because of the non-operational and/or non-recurring nature of the items adjusted.

Free cash flow is defined as cash from operations minus capital expenditures, including software capitalization. Management believes that free cash flow is useful to investors and other users of our financial information because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations.

As a result of these factors, management provides this information externally, along with a reconciliation to their comparable GAAP amounts, so readers have access to the detail and general nature of adjustments made to GAAP results to arrive at non-GAAP measures.

Management provides non-GAAP financial information to enhance the understanding of the Company’s GAAP consolidated financial statements and readers should consider the information in addition to, but not instead of, the Company’s financial statements prepared in accordance with GAAP.  This non-GAAP financial information may be determined or calculated differently by other companies.

Item 7.01.             Regulation FD Disclosure.

The Company is furnishing herewith additional information in conjunction with the October 30, 2012 press release. This additional information includes Company information and highlights of 2012 third quarter results.  The press release and additional information, attached as Exhibit 99.1 and Exhibit 99.2, respectively,  to this Current Report on Form 8-K, is being furnished and will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.

The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01.             Other Events.

On August 20, 2012, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger (the “Merger”) between the Company and Dex One Corporation, a Delaware corporation (“Dex One”). Consummation of the Merger is subject to, among other things, receiving 100% approval from the current lenders to the Company and Dex One, respectively, to amend each party’s existing credit agreements with their senior secured lenders all as set forth in the Merger Agreement. The Merger is also subject to other customary closing conditions. The Merger Agreement may be terminated by either party if the conditions to closing are not satisfied and the closing has not occurred before November 30, 2012, which date may, under certain circumstances, be extended until December 31, 2012.

Following the announcement of the proposed Merger, the current senior secured lenders for both companies formed a joint steering committee to evaluate the proposed amendments to the parties’ respective credit agreements as set forth in the Merger Agreement. Thus far, the senior secured lenders, acting through the steering committee, have rejected the proposed amendments to the parties’ respective credit agreements.  The Company and Dex One continue to negotiate with the steering committee in an attempt to reach agreement on amendments to the parties’ respective credit agreements that will secure the consents necessary to effect the Merger. In light of the current negotiations, however, the Company recognizes that the parties may not be able to obtain sufficient approval from the senior secured lenders to any proposed amendments to the parties’ respective credit agreements. Therefore, possible alternatives to the current transaction structure to effect the Merger are under consideration, including a “prepackaged” restructuring of the parties’ senior secured indebtedness through proceedings instituted under Chapter 11 of the Bankruptcy Code to implement possible amendments that may garner sufficient, though not unanimous, support from the parties’ respective lenders, while otherwise maintaining the basic economic terms of the Merger Agreement.  However, there can be no assurance the Company and Dex One can effect a transaction through an alternative structure, that the necessary consents will be obtained, or that the Merger will be consummated.

The Merger Agreement may be terminated by either party if it determines in good faith that the lender consents will not be obtained by December 31, 2012. Accordingly, it is possible that the Merger Agreement will be terminated, unilaterally, by either party.  The parties may amend the Merger Agreement to extend this deadline, or may waive the deadline, but it is possible that no agreement to amend, and no decision to waive, will be reached or that any agreement to so amend would contain terms or conditions that are different from those in the Merger Agreement.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	SuperMedia Inc. press release, dated October 30, 2012
99.2	Additional Information from Investor Conference Call on October 30, 2012

Important Information For Investors and Security Holders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  The proposed merger transaction between SuperMedia Inc. (“SuperMedia”) and Dex One Corporation (“Dex”) will be submitted to the respective stockholders of SuperMedia and Dex.  In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex (“Newdex”), will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be used by SuperMedia and Dex to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex.  INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by SuperMedia and Dex with the SEC from the SEC’s website at www.sec.gov.  Copies of the documents filed by SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272.  Copies of the documents filed by Dex with the SEC will be available free of charge on Dex’s website at www.dexone.com under the tab “Investors” or by contacting Dex’s Investor Relations Department at (800) 497-6329.

SuperMedia and Dex and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction.  Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex’s proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources described above.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

Forward-Looking Statements

Certain statements contained in this document are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts.  Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex’s, SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex’s and SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities  and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex or SuperMedia; failure to receive the approval of the stockholders of either Dex or SuperMedia for the transaction; and difficulties in connection with the process of integrating Dex and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel.  These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that Newdex intends to file with the SEC in connection with the proposed transaction.

None of Dex, SuperMedia or the combined company is responsible for updating the information contained in this document beyond the publication date, or for changes made to this document by wire services or Internet service providers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President —
General Counsel and Secretary

Date: October 30, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	SuperMedia Inc. press release, dated October 30, 2012

99.2	Additional Information from Investor Conference Call on October 30, 2012